UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): August 17, 2004
                                                  (August 12, 2004)



                     Altair Nanotechnologies Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Canada                     1-12497                  33-1084375
-----------------------      ---------------------     ---------------------
   (State or other           (Commission File No.)         (IRS Employer
     jurisdiction                                       Identification No.)
  of incorporation)

                                 204 Edison Way
                               Reno, Nevada 89502
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (775) 858-3750


                -------------------------------------------------
                   (Former Name, if Changed Since Last Report)



================================================================================

Item 5. Other Events and Regulation FD Disclosure.

On August 16, 2004, Altair  Nanotechnologies Inc. (the "Company") appointed Alan
J. Gotcher, Ph.D. as its new Chief Executive Officer, expanded the size of its Board of Directors to eight directors and appointed Dr. Gotcher as a director of the Company. In connection with the appointment of Dr. Gotcher, the Company issued a press release entitled "Altair Nanotechnologies Appoints New Chief Executive Officer." The full text of the press release is provided herewith as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      99.1 Press Release issued by Altair Nanotechnologies Inc., dated August 16, 2004, entitled "Altair Nanotechnologies Appoints New Chief Executive Officer."

      99.2 Press Release issued by Altair Nanotechnologies Inc., dated August 12, 2004, entitled "Altair Nanotechnologies Reports Financial Results for Second Quarter of Fiscal 2004."

Item 12.   Results of Operations and Financial Condition.

On August 12, 2004, the Company issued a press release entitled "Altair Nanotechnologies Reports Year-End Financial Results for Second Quarter of Fiscal 2004." The full text of the press release is provided herewith as Exhibit 99.2.

The information in this Items 12 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Altair under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                              Altair Nanotechnologies Inc.


August 18, 2004               By:   /s/ Edward Dickinson
---------------                  --------------------------------
      Date                       Edward Dickinson, Chief Financial Officer







                                       3